                                                                  EXHIBIT 10.5.1

Bank of America [LOGO]
================================================================================
                                                          Amendment to Documents

                  AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 1 (the "Amendment") dated as of October 2, 2000, is between Bank of America, N.A. (the "Bank") and Cost Plus, Inc. (the "Borrower").

                                   RECITALS
                                   --------

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of May 19, 2000 (the "Agreement").

     B.   The Bank and the Borrower desire to amend the Agreement.

                                   AGREEMENT
                                   ---------

     1.   Definitions. Capitalized terms used but not defined in this Amendment
          -----------
shall have the meaning given to them in the Agreement.

     2.   Amendments. The Agreement is hereby amended as follows:
          ----------

          2.1 Subparagraph 7.20(f) of the Agreement is amended to read in its entirety as follows:

               "(f) sell, assign, lease, transfer or otherwise dispose of all or a substantial part of the Borrower's business or the Borrower's assets except (i) in the ordinary course of the Borrower's business and (ii) to Cost Plus Marketing Services, Inc. and Cost Plus Management Services, Inc."

          2.2 A new Paragraph 8.13 is added to the Agreement, which reads in its entirety as follows:

               "8.13 Guarantors Covenants. Cost Plus Marketing Services, Inc. and Cost Plus Management Services, Inc. (the "Guarantors") fail to comply with the following covenants:

               (a)      Other Debts. Each Guarantor agrees not to have
                        -----------
                        outstanding or incur any direct or contingent liabilities or capital lease obligations (other than those to the Bank), or become liable for the liabilities of others, without the Bank's written consent, which consent shall not be unreasonably withheld. This does not prohibit:

                        (i) Acquiring goods, supplies, merchandise, or services on normal trade credit.

                        (ii) Endorsing negotiable instruments received in the usual course of business.

                        (iii) Obtaining surety bonds in the usual course of business.

                        (iv) Liabilities, lines of credit and leases in existence on the date of this Agreement disclosed in writing to the Bank prior to closing and acceptable to the Bank.

                        (v) Additional debts arising from the finance or refinance of existing real property of any Guarantor.

                        (vi) Other unsecured indebtedness incurred in the ordinary course of business.

                        (vii) Additional debts and lease obligations for business purposes which do not exceed a total principal amount of Five Hundred Thousand Dollars ($500,000) outstanding at any one time.

               (b)      Other Liens. Each Guarantor agrees not to create,
                        -----------
                        assume, or allow any security interest or lien (including judicial liens) on property which such Guarantor now or later owns, except:

                        (i)       Deeds of trusts in favor of the Bank.

                        (ii)      Liens for taxes not yet due.

                        (iii) Additional purchase money security interests or purchase money liens in personal property or real property acquired after the date of this Agreement which secure indebtedness permitted by subparagraph (a) of the preceding paragraph.

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                                       -1-

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                        (iv)      Liens on the financed or refinanced real
                                  property which secure indebtedness permitted by subparagraph (a) of the preceding paragraph.

                        (v) Liens arising in the ordinary course of any of the Guarantor's business by operation of law or regulation, but only if payment in respect of such lien is not yet due.

                        (vi) Liens in favor of customs and revenues authorities which secure payment of customs duties in connection with the importation of goods.

                        (vii) Landlord's liens arising under lease contracts or by operation of law in the ordinary course of business which are not delinquent or remain payable without penalty.

                        (viii) Additional purchase money security interests in equipment or other personal property fixed assets acquired after the date of this Agreement, if the total principal amount of debts secured by such liens does not exceed Five Hundred Thousand Dollars ($500,000) at any one time.

               (c)      Change of Ownership. Each Guarantor agrees not to
                        -------------------
                        cause, permit, or suffer any material change, direct or indirect, in its capital ownership.

               (d)      Audits. Each Guarantor agrees to allow the Bank and its
                        ------
                        agents to inspect such Guarantor's properties and examine, audit, and make copies of books and records at any reasonable time. If any of such Guarantor's properties, books or records are in the possession of a third party, each Guarantor authorizes that third party to permit the Bank or its agents to have access to perform inspections or audits and to respond to the Bank's requests for information concerning such properties, books and records.

               (e)      Preservation of Rights. Each Guarantor agrees to
                        ----------------------
                        maintain and preserve all rights, privileges, and franchises it now has.

               (f)      Maintenance of Properties. Each Guarantor agrees to make
                        -------------------------
                        any repairs, renewals, or replacements to keep its properties in good working condition.

               (g)      Cooperation. Each Guarantor agrees to take any action
                        -----------
                        reasonably requested by the Bank to carry out the intent of this Agreement.

               (h)      General Business Insurance. Each Guarantor agrees to
                        --------------------------
                        maintain insurance satisfactory to the Bank as to amount, nature and carrier covering property damage (including loss of use and occupancy) to any of its properties, public liability insurance including coverage for contractual liability, product liability and workers' compensation, and any other insurance which is usual for such Guarantor's business.

               (i)      Additional Negative Covenants. Each Guarantor agrees not
                        -----------------------------
                        to, without the Bank's written consent, which consent shall not be unreasonably withheld:

                        (i)       Engage in any business activities
                                  substantially different from any of the
                                  Guarantor's present business.

                        (ii) liquidate or dissolve any of the Guarantor's business.

                        (iii) sell or otherwise dispose of any assets for less then fair market value, or enter into any agreement to do so; provided, however, that sales or other dispositions for less than fair market value of assets with an aggregate fair market value not exceeding Three Million Dollars ($3,000,000) are permitted for each Guarantor in any fiscal year.

                        (iv) sell, assign, lease, transfer or otherwise dispose of all or a substantial part of any of the Guarantor's business or any of such Guarantor's assets except (A) in the ordinary course of such Guarantor's business and (B) to the Borrower."

     3.   Representations and Warranties. When the Borrower signs this
          ------------------------------
Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

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                                      -2-

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     4.   Conditions. This Amendment will be effective when the Bank receives
          ----------
the following items, in form and content acceptable to the Bank:

          4.1  This Amendment, duly executed by the Borrower and the Bank.

          4.2 Guaranties signed by Cost Plus Marketing Services, Inc. and Cost Plus Management Services, Inc., each in the amount of Fifty Million Two Hundred Thousand Dollars ($50,200,000).

          4.3 Corporate Resolution Authorizing Execution of Guaranty certified by the Secretary of Cost Plus Marketing Services, Inc. in the amount of Fifty Million Two Hundred Thousand Dollars ($50,200,000).

          4.4 Corporate Resolution Authorizing Execution of Guaranty certified by the Secretary of Cost Plus Management Services, Inc. in the amount of Fifty Million Two Hundred Thousand Dollars ($50,200,000).

     5.   Effect of Amendment. Except as provided in this Amendment, all of the
          -------------------
terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.                  Cost Plus, Inc.



X /s/ Lisa M. Thomas                   X /s/ John Hoffner
  -------------------------------        -------------------------------------
By:  Lisa M. Thomas                    By:  John Hoffner
     Senior Vice President                  Chief Financial Officer

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                                      -3-

Bank of America [LOGO]
================================================================================
To:                                                          Continuing Guaranty


     Bank of America, N.A.        Borrowers: Cost Plus, Inc.

                                  Guarantors: Cost Plus Marketing Services, Inc.

     (1) For valuable consideration, the undersigned ("Guarantors") jointly and severally unconditionally guarantee and promise to pay to Bank of America, N.A. ("Bank"), or order, on demand, in lawful money of the United States, any and all indebtedness of Cost Plus, Inc. ("Borrowers") to Bank. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of Borrowers or any one or more of them to Bank, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrowers may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable.

     (2) The liability of Guarantors under this Guaranty (exclusive of liability under any other guaranties executed by Guarantors) shall not exceed at any one time the total of (a) Fifty Million Two Hundred Thousand and 00/100 Dollars ($50,200,000.00), for the principal amount of the indebtedness and (b) all interest, fees, and other costs and expenses relating to or arising out of the indebtedness or such part of the indebtedness as shall not exceed the foregoing limitation. Bank may permit the indebtedness to exceed Guarantors' liability, and may apply any amounts received from any source, other than from Guarantors, to the unguaranteed portion of the indebtedness. This is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied. Any payment by Guarantors shall not reduce their maximum obligation hereunder, unless written notice to that effect be actually received by Bank at or prior to the time of such payment.

     (3) If any Borrower is a partnership and any Guarantor is a general partner of that partnership, then such Guarantor shall not be liable under this Guaranty for any indebtedness of such Borrower which is secured by real property; provided, however, that such Guarantor shall remain liable under partnership law for all the indebtedness of such Borrower.

     (4) The obligations hereunder are joint and several, and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against Guarantors whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions; and Guarantors waive the benefit of any statute of limitations affecting their liability hereunder.

     (5) Guarantors authorize Bank, without notice or demand and without affecting their liability hereunder, from time to time, either before or after revocation hereof, to (a) renew, compromise, extend, accelerate, or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) receive and hold security for the payment of this Guaranty or any of the indebtedness, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors.

     (6) Guarantors waive any right to require Bank to (a) proceed against Borrowers; (b) proceed against or exhaust any security held from Borrowers; or
(c) pursue any other remedy in Bank's power whatsoever. Guarantors waive any defense arising by reason of any disability or other defense of Borrowers, or the cessation from any cause whatsoever of the liability of Borrowers, or any claim that Guarantors' obligations exceed or are more burdensome than those of Borrowers. Until the indebtedness shall have been paid in full, even though the indebtedness is in excess of Guarantors' liability hereunder, Guarantors waive any right of subrogation, reimbursement indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States
Code) or any successor statute, arising from the existence or performance of this Guaranty and Guarantors waive any right to enforce any remedy which Bank now has or may hereafter have against Borrowers and waive any benefit of, and any right to participate in, any security now or hereafter held by Bank. Guarantors waive all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.

     (7) (a) Guarantors understand and acknowledge that if Bank forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that Guarantors may have to seek reimbursement, contribution, or indemnification from Borrowers or others based on any right Guarantors may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantors under this Guaranty. Guarantors further understand and acknowledge that in the absence of this paragraph, such potential impairment or destruction of Guarantors' rights, if any, may entitle Guarantors to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968).
                            ---------------------
By executing this Guaranty, Guarantors freely, irrevocably, and unconditionally:
(i) waive and

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                                      -1-

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relinquish that defense and agree that Guarantors will be fully liable under this Guaranty even though Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness; (ii) agree that Guarantors will not assert that defense in any action or proceeding which Bank may commence to enforce this Guaranty; (iii) acknowledge and agree that the rights and defenses waived by Guarantors in this Guaranty include any right or defense that Guarantors may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledge and agree that Bank is relying on this waiver in creating the indebtedness, and that this waiver is a material part of the consideration which Bank is receiving for creating the indebtedness.

          (b) Guarantors waive any rights and defenses that are or may become available to Guarantors by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

          (c) Guarantors waive all rights and defenses that Guarantors may have because any of the indebtedness is secured by real property. This means, among other things: (i) Bank may collect from Guarantors without first foreclosing on any real or personal property collateral pledged by Borrowers; and (ii) if Bank forecloses on any real property collateral pledged by Borrowers: (1) the amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Bank may collect from Guarantors even if Bank, by foreclosing on the real property collateral, has destroyed any right Guarantors may have to collect from Borrowers. This is an unconditional and irrevocable waiver of any rights and defenses Guarantors may have because any of the indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

          (d) Guarantors waive any right or defense they may have at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

          (e) No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

     (8) Guarantors acknowledge and agree that they shall have the sole responsibility for obtaining from Borrowers such information concerning Borrowers' financial conditions or business operations as Guarantors may require, and that Bank has no duty at any time to disclose to Guarantors any information relating to the business operations or financial conditions of Borrowers.

     (9) To secure all of Guarantors' obligations hereunder, Guarantors assign and grant to Bank a security interest in all moneys, securities, and other property of Guarantors now or hereafter in the possession of Bank, all deposit accounts of Guarantors maintained with Bank, and all proceeds thereof. Upon default or breach of any of Guarantors' obligations to Bank, Bank may apply any deposit account to reduce the indebtedness and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Bank and Guarantors.

    (10) Any obligations of Borrowers to Guarantors, now or hereafter existing, including but not limited to any obligations to Guarantors as subrogees of Bank or resulting from Guarantors' performance under this Guaranty, are hereby subordinated to the indebtedness. Such obligations of Borrowers to Guarantors if Bank so requests shall be enforced and performance received by Guarantors as trustees for Bank, and the proceeds thereof shall be paid over to Bank on account of the indebtedness, but without reducing or affecting in any manner the liability of Guarantors under the provisions of this Guaranty.

    (11) This Guaranty may be revoked at any time by Guarantors in respect to future transactions, unless there is a continuing consideration as to such transactions which Guarantors do not renounce. Such revocation shall be effective upon actual receipt by Bank, at the address shown below or at such other address as may have been provided to Guarantors by Bank, of written notice of revocation. Revocation shall not affect any of Guarantors' obligations or Bank's rights with respect to transactions which precede Bank's receipt of such notice, regardless of whether or not the indebtedness related to such transactions, before or after revocation, has been renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of Bank authorized hereunder. Revocation by any one or more of Guarantors shall not affect any obligations of any nonrevoking Guarantors. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrowers to Bank is rescinded or must be returned by Bank to Borrowers, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

    (12) Where any one or more of Borrowers are corporations, partnerships, or limited liability companies, it is not necessary for Bank to inquire into the powers of Borrowers or of the officers, directors, partners, members, managers, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

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                                      -2-

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    (13)  Guarantors authorize Bank to verify or check any information given by
Guarantors to Bank, check Guarantors' credit references, verify employment, and obtain credit reports. Guarantors acknowledge and agree that the authorizations provided in this paragraph apply to any individual general partner of any Guarantor and to any Guarantor's spouse and any such general partner's spouse if such Guarantor or such general partner is married and lives in a community property state.

    (14) Bank may, without notice to Guarantors and without affecting Guarantors' obligations hereunder, assign the indebtedness and this Guaranty, in whole or in part. Guarantors agree that Bank may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the indebtedness any and all information in Bank's possession concerning Guarantors, this Guaranty, and any security for this Guaranty.

    (15) Guarantors agree to pay all reasonable attorneys' fees, including allocated costs of Bank's in-house counsel, and all other costs and expenses which may be incurred by Bank (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of Bank in any case commenced by or against Guarantors under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.

    (16) Where there is but a single Borrower, or where a single Guarantor executes this Guaranty, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the words "Borrowers" and "Guarantors" respectively shall mean all and any one or more of them.

    (17) This Guaranty shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

    (18) (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Guaranty or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Guaranty, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrators shall give effect to statutes of limitation in determining any claim, except as expressly waived hereunder by Guarantors. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

          (b) Notwithstanding the provisions of subparagraph (a), no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation to Bank which is secured by real property collateral located in California. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in subparagraph (c).

          (c) A controversy or claim which is not submitted to arbitration as provided and limited in subparagraphs (a) and (b) shall, at the request of any party, be determined by a reference in accordance with California Code of Civil Procedure Section 638 et seq. If such an election is made, the parties shall
                      ------
designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

          (d) No provision of this paragraph shall limit the right of any party to this Guaranty to exercise self-help remedies such as setoff, to foreclose against or sell any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of

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                                      -3-

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power of sale under the deed of trust or mortgage or by judicial foreclosure.

Date:  October 2, 2000
      -------------------------


Witnessed:                             Cost Plus Marketing Services, Inc.

X  /s/ Jane L. Baughman               X /s/ John F. Hoffner
---------------------------------      ---------------------------------------
Witness                                By:  John F. Hoffner
                                            Chief Financial Officer

200 4th Street, Oakland, CA 94607      200 Fourth Street
---------------------------------      Oakland, CA 94607
Address

X  /s/ Linda S. Cano
---------------------------------
Witness

200 4th Street, Oakland, CA 94607
---------------------------------
Address

Address for Notices:

Bank of America, N.A.
Bay Area Commercial Banking Office #01473
345 Montgomery Street
San Francisco, CA 94104

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                                      -4-

Bank of America [LOGO]
================================================================================
To:                                                          Continuing Guaranty


     Bank of America, N.A.       Borrowers: Cost Plus, Inc.

                                 Guarantors: Cost Plus Management Services, Inc.

     (1) For valuable consideration, the undersigned ("Guarantors") jointly and severally unconditionally guarantee and promise to pay to Bank of America, N.A. ("Bank"), or order, on demand, in lawful money of the United States, any and all indebtedness of Cost Plus, Inc. ("Borrowers") to Bank. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of Borrowers or any one or more of them to Bank, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrowers may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable.

     (2) The liability of Guarantors under this Guaranty (exclusive of liability under any other guaranties executed by Guarantors) shall not exceed at any one time the total of (a) Fifty Million Two Hundred Thousand and 00/100 Dollars ($50,200,000.00), for the principal amount of the indebtedness and (b) all interest, fees, and other costs and expenses relating to or arising out of the indebtedness or such part of the indebtedness as shall not exceed the foregoing limitation. Bank may permit the indebtedness to exceed Guarantors' liability, and may apply any amounts received from any source, other than from Guarantors, to the unguaranteed portion of the indebtedness. This is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied. Any payment by Guarantors shall not reduce their maximum obligation hereunder, unless written notice to that effect be actually received by Bank at or prior to the time of such payment.

     (3) If any Borrower is a partnership and any Guarantor is a general partner of that partnership, then such Guarantor shall not be liable under this Guaranty for any indebtedness of such Borrower which is secured by real property; provided, however, that such Guarantor shall remain liable under partnership law for all the indebtedness of such Borrower.

     (4) The obligations hereunder are joint and several, and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against Guarantors whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions; and Guarantors waive the benefit of any statute of limitations affecting their liability hereunder.

     (5) Guarantors authorize Bank, without notice or demand and without affecting their liability hereunder, from time to time, either before or after revocation hereof, to (a) renew, compromise, extend, accelerate, or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) receive and hold security for the payment of this Guaranty or any of the indebtedness, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors.

     (6) Guarantors waive any right to require Bank to (a) proceed against Borrowers; (b) proceed against or exhaust any security held from Borrowers; or
(c) pursue any other remedy in Bank's power whatsoever. Guarantors waive any defense arising by reason of any disability or other defense of Borrowers, or the cessation from any cause whatsoever of the liability of Borrowers, or any claim that Guarantors' obligations exceed or are more burdensome than those of Borrowers. Until the indebtedness shall have been paid in full, even though the indebtedness is in excess of Guarantors' liability hereunder, Guarantors waive any right of subrogation, reimbursement indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States
Code) or any successor statute, arising from the existence or performance of this Guaranty and Guarantors waive any right to enforce any remedy which Bank now has or may hereafter have against Borrowers and waive any benefit of, and any right to participate in, any security now or hereafter held by Bank. Guarantors waive all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.

     (7) (a) Guarantors understand and acknowledge that if Bank forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that Guarantors may have to seek reimbursement, contribution, or indemnification from Borrowers or others based on any right Guarantors may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantors under this Guaranty. Guarantors further understand and acknowledge that in the absence of this paragraph, such potential impairment or destruction of Guarantors' rights, if any, may entitle Guarantors to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968).
                            ---------------------
By executing this Guaranty, Guarantors freely, irrevocably, and unconditionally:
(i) waive and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

relinquish that defense and agree that Guarantors will be fully liable under this Guaranty even though Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness; (ii) agree that Guarantors will not assert that defense in any action or proceeding which Bank may commence to enforce this Guaranty; (iii)) acknowledge and agree that the rights and defenses waived by Guarantors in this Guaranty include any right or defense that Guarantors may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledge and agree that Bank is relying on this waiver in creating the indebtedness, and that this waiver is a material part of the consideration which Bank is receiving for creating the indebtedness.

          (b) Guarantors waive any rights and defenses that are or may become available to Guarantors by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

          (c) Guarantors waive all rights and defenses that Guarantors may have because any of the indebtedness is secured by real property. This means, among other things: (i) Bank may collect from Guarantors without first foreclosing on any real or personal property collateral pledged by Borrowers; and (ii) if Bank forecloses on any real property collateral pledged by Borrowers: (1) the amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Bank may collect from Guarantors even if Bank, by foreclosing on the real property collateral, has destroyed any right Guarantors may have to collect from Borrowers. This is an unconditional and irrevocable waiver of any rights and defenses Guarantors may have because any of the indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

          (d) Guarantors waive any right or defense they may have at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

          (e) No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

     (8) Guarantors acknowledge and agree that they shall have the sole responsibility for obtaining from Borrowers such information concerning Borrowers' financial conditions or business operations as Guarantors may require, and that Bank has no duty at any time to disclose to Guarantors any information relating to the business operations or financial conditions of Borrowers.

     (9) To secure all of Guarantors' obligations hereunder, Guarantors assign and grant to Bank a security interest in all moneys, securities, and other property of Guarantors now or hereafter in the possession of Bank, all deposit accounts of Guarantors maintained with Bank, and all proceeds thereof. Upon default or breach of any of Guarantors' obligations to Bank, Bank may apply any deposit account to reduce the indebtedness and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Bank and Guarantors.

    (10) Any obligations of Borrowers to Guarantors, now or hereafter existing, including but not limited to any obligations to Guarantors as subrogees of Bank or resulting from Guarantors' performance under this Guaranty, are hereby subordinated to the indebtedness. Such obligations of Borrowers to Guarantors if Bank so requests shall be enforced and performance received by Guarantors as trustees for Bank, and the proceeds thereof shall be paid over to Bank on account of the indebtedness, but without reducing or affecting in any manner the liability of Guarantors under the provisions of this Guaranty.

    (11) This Guaranty may be revoked at any time by Guarantors in respect to future transactions, unless there is a continuing consideration as to such transactions which Guarantors do not renounce. Such revocation shall be effective upon actual receipt by Bank, at the address shown below or at such other address as may have been provided to Guarantors by Bank, of written notice of revocation. Revocation shall not affect any of Guarantors' obligations or Bank's rights with respect to transactions which precede Bank's receipt of such notice, regardless of whether or not the indebtedness related to such transactions, before or after revocation, has been renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of Bank authorized hereunder. Revocation by any one or more of Guarantors shall not affect any obligations of any nonrevoking Guarantors. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrowers to Bank is rescinded or must be returned by Bank to Borrowers, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

    (12) Where any one or more of Borrowers are corporations, partnerships, or limited liability companies, it is not necessary for Bank to inquire into the powers of Borrowers or of the officers, directors, partners, members, managers, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

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                                      -2-

--------------------------------------------------------------------------------

    (13) Guarantors authorize Bank to verify or check any information given by Guarantors to Bank, check Guarantors' credit references, verify employment, and obtain credit reports. Guarantors acknowledge and agree that the authorizations provided in this paragraph apply to any individual general partner of any Guarantor and to any Guarantor's spouse and any such general partner's spouse if such Guarantor or such general partner is married and lives in a community property state.

    (14) Bank may, without notice to Guarantors and without affecting Guarantors' obligations hereunder, assign the indebtedness and this Guaranty, in whole or in part. Guarantors agree that Bank may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the indebtedness any and all information in Bank's possession concerning Guarantors, this Guaranty, and any security for this Guaranty.

    (15) Guarantors agree to pay all reasonable attorneys' fees, including allocated costs of Bank's in-house counsel, and all other costs and expenses which may be incurred by Bank (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of Bank in any case commenced by or against Guarantors under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.

    (16) Where there is but a single Borrower, or where a single Guarantor executes this Guaranty, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the words "Borrowers" and "Guarantors" respectively shall mean all and any one or more of them.

    (17) This Guaranty shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

    (18) (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Guaranty or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Guaranty, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrators shall give effect to statutes of limitation in determining any claim, except as expressly waived hereunder by Guarantors. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

          (b) Notwithstanding the provisions of subparagraph (a), no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation to Bank which is secured by real property collateral located in California. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in subparagraph (c).

          (c) A controversy or claim which is not submitted to arbitration as provided and limited in subparagraphs (a) and (b) shall, at the request of any party, be determined by a reference in accordance with California Code of Civil Procedure Section 638 et seq. If such an election is made, the parties shall
                      ------
designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

          (d) No provision of this paragraph shall limit the right of any party to this Guaranty to exercise self-help remedies such as setoff, to foreclose against or sell any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of

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                                      -3-

--------------------------------------------------------------------------------

power of sale under the deed of trust or mortgage or by judicial foreclosure.

Date:  October 2, 2000
      -------------------------


Witnessed:                             Cost Plus Management Services, Inc.

X  /s/  Jane L. Baughman               X /s/ John F. Hoffner
---------------------------------      ---------------------------------------
Witness                                By:  John F. Hoffner
                                            Chief Financial Officer

200 4th Street, Oakland, CA 94607      200 Fourth Street
---------------------------------      Oakland, CA 94607
Address

X  /s/ Linda S. Cano
---------------------------------
Witness

200 4th Street, Oakland, CA 94607
---------------------------------
Address

Address for Notices:

Bank of America, N.A.
Bay Area Commercial Banking Office #01473
345 Montgomery Street
San Francisco, CA 94104

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                                      -4-

Bank of America [LOGO]
================================================================================
                                                            Corporate Resolution
                                               Authorizing Execution of Guaranty

     WHEREAS, Bank of America, N.A. ("Bank") is unwilling to extend or continue to extend certain financial accommodations to Cost Plus, Inc. ("Borrower"), unless such obligations are guaranteed, in whole or part, by this corporation up to and including the amount hereinafter set forth; and

     WHEREAS, it is of a business benefit to this corporation that such financial accommodations be extended or continue to be extended to Borrower and the required guaranty be executed;

     NOW, THEREFORE, BE IT RESOLVED, that this corporation guarantee any and all obligations of Borrower to Bank in an amount which shall not exceed at any one time the total of (a) Fifty Million Two Hundred Thousand and 00/100 Dollars ($50,200,000.00) for the principal amount of such obligations and (b) all interest, fees and other costs and expenses relating to or arising out of such obligations or such part of such obligations as shall not exceed the foregoing limitation, and such guaranty shall be in addition to amounts guaranteed for Borrower under any other resolution of this corporation and shall not act to revoke or alter any such resolutions previously delivered to Bank;

     RESOLVED FURTHER, that

          1.   If only one signature is obtained, any one of the following:
               a.   Murray Dashe, Chief Executive Officer
               b. John F. Hoffner, Chief Financial Officer c.
               d.
               e.
               f.
          2.   If two signatures are obtained, any one of the following:
               a.
               b.
               c.
               d.
               e.
               f.
               together with any one of the following:
               g.
               h.
               i.
               j.
               k.
               l.

of this corporation, acting individually or in any combination as may be set forth above (the "Authorized Officers"), are hereby authorized and directed, in the name of this corporation, to execute and deliver to Bank, and Bank is requested to accept, the guaranty in such form as may be agreed upon by the Authorized Officers and Bank (the "Guaranty");

     RESOLVED FURTHER, that the Authorized Officers are hereby authorized and directed as security for the Guaranty to grant in favor of Bank a security interest in or lien on any real or personal property belonging to or under the control of this corporation, and to execute and deliver to Bank any and all security agreements, deeds of trust, mortgages, financing statements, fixture filings or other instruments, agreements and documents as Bank may require and the Authorized Officers may approve;

     RESOLVED FURTHER, that any and all of the instruments, agreements and documents referred to above may contain such recitals, covenants, agreements and other provisions as Bank may require and the Authorized Officers may approve, and the execution of such instruments, agreements and documents by the Authorized Officers shall be conclusive evidence of such approval, and that the Authorized Officers are authorized from time to time to execute renewals or extensions of any and all such instruments, agreements and documents;

     RESOLVED FURTHER, that Bank is authorized to act upon these resolutions until written notice of revocation is received by Bank, and that the authority hereby granted shall apply with equal force and effect to the successors in office of the Authorized Officers.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       CORPORATE SECRETARY'S CERTIFICATE

     I, John F. Hoffner, Secretary of Cost Plus Management Services, Inc., a corporation organized and existing under the laws of the State of California (the "Corporation"), hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the Corporation, duly and regularly adopted by the Board of Directors of the Corporation in all respects as required by law and the by-laws of the Corporation on ________________________, _________, at a meeting at which a quorum of the Board of Directors of the Corporation was present and the requisite number of such directors voted in favor of said resolutions, or by the unanimous consent in writing of all members of the Board of Directors of the Corporation to the adoption of said resolutions.

     I further certify that said resolutions are still in full force and effect and have not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for the Corporation by virtue of such resolutions.

     Date: October 2, 2000
          ----------------

AUTHORIZED SIGNATURES:

X /s/ Murray Dashe                         X /s/ John F. Hoffner
 ---------------------------------------    ------------------------------------
Murray Dashe, Chief Executive Officer       John F. Hoffner
                                            Secretary of
X /s/ John F. Hoffner                       Cost Plus Management Services, Inc.
 ---------------------------------------    a California corporation
John F. Hoffner, Chief Financial Officer

X
 ---------------------------------------
                                                  Affix
X                                                 Corporate
 ---------------------------------------          Seal
                                                  Here
X
 ---------------------------------------

X
 ---------------------------------------


--------------------------------------------------------------------------------

Bank of America [LOGO]
================================================================================
                                                            Corporate Resolution
                                               Authorizing Execution of Guaranty

     WHEREAS, Bank of America, N.A. ("Bank") is unwilling to extend or continue to extend certain financial accommodations to Cost Plus, Inc. ("Borrower"), unless such obligations are guaranteed, in whole or part, by this corporation up to and including the amount hereinafter set forth; and

     WHEREAS, it is of a business benefit to this corporation that such financial accommodations be extended or continue to be extended to Borrower and the required guaranty be executed;

     NOW, THEREFORE, BE IT RESOLVED, that this corporation guarantee any and all obligations of Borrower to Bank in an amount which shall not exceed at any one time the total of (a) Fifty Million Two Hundred Thousand and 00/100 Dollars ($50,200,000.00) for the principal amount of such obligations and (b) all interest, fees and other costs and expenses relating to or arising out of such obligations or such part of such obligations as shall not exceed the foregoing limitation, and such guaranty shall be in addition to amounts guaranteed for Borrower under any other resolution of this corporation and shall not act to revoke or alter any such resolutions previously delivered to Bank;

     RESOLVED FURTHER, that

          1.   If only one signature is obtained, any one of the following:
               a.   Murray Dashe, Chief Executive Officer
               b. John F. Hoffner, Chief Financial Officer c.
               d.
               e.
               f.
          2.   If two signatures are obtained, any one of the following:
               a.
               b.
               c.
               d.
               e.
               f.
               together with any one of the following:
               g.
               h.
               i.
               j.
               k.
               l.

of this corporation, acting individually or in any combination as may be set forth above (the "Authorized Officers"), are hereby authorized and directed, in the name of this corporation, to execute and deliver to Bank, and Bank is requested to accept, the guaranty in such form as may be agreed upon by the Authorized Officers and Bank (the "Guaranty");

     RESOLVED FURTHER, that the Authorized Officers are hereby authorized and directed as security for the Guaranty to grant in favor of Bank a security interest in or lien on any real or personal property belonging to or under the control of this corporation, and to execute and deliver to Bank any and all security agreements, deeds of trust, mortgages, financing statements, fixture filings or other instruments, agreements and documents as Bank may require and the Authorized Officers may approve;

     RESOLVED FURTHER, that any and all of the instruments, agreements and documents referred to above may contain such recitals, covenants, agreements and other provisions as Bank may require and the Authorized Officers may approve, and the execution of such instruments, agreements and documents by the Authorized Officers shall be conclusive evidence of such approval, and that the Authorized Officers are authorized from time to time to execute renewals or extensions of any and all such instruments, agreements and documents;

     RESOLVED FURTHER, that Bank is authorized to act upon these resolutions until written notice of revocation is received by Bank, and that the authority hereby granted shall apply with equal force and effect to the successors in office of the Authorized Officers.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       CORPORATE SECRETARY'S CERTIFICATE

     I, John F. Hoffner, Secretary of Cost Plus Marketing Services, Inc., a corporation organized and existing under the laws of the State of California (the "Corporation"), hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the Corporation, duly and regularly adopted by the Board of Directors of the Corporation in all respects as required by law and the by-laws of the Corporation on ________________________, _________, at a meeting at which a quorum of the Board of Directors of the Corporation was present and the requisite number of such directors voted in favor of said resolutions, or by the unanimous consent in writing of all members of the Board of Directors of the Corporation to the adoption of said resolutions.

     I further certify that said resolutions are still in full force and effect and have not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for the Corporation by virtue of such resolutions.

     Date: October 2, 2000
          ----------------

AUTHORIZED SIGNATURES:

X /s/ Murray Dashe                         X /s/ John F. Hoffner
 ---------------------------------------    ------------------------------------
Murray Dashe, Chief Executive Officer       John F. Hoffner
                                            Secretary of
X /s/ John F. Hoffner                       Cost Plus Marketing Services, Inc.
 ---------------------------------------    a California corporation
John F. Hoffner, Chief Financial Officer

X
 ---------------------------------------
                                                  Affix
X                                                 Corporate
 ---------------------------------------          Seal
                                                  Here
X
 ---------------------------------------

X
 ---------------------------------------


--------------------------------------------------------------------------------

                                      -2-